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                                                                    Exhibit 10.x

                            ELEVENTH AMENDMENT TO THE
               HUFFY CORPORATION SUPPLEMENTAL/EXCESS BENEFIT PLAN

         WHEREAS, Huffy Corporation (the "Sponsor") maintains the Huffy Corporation Supplemental/Excess Benefit Plan (the "Plan") effective January 1, 1988; and

         WHEREAS, the Sponsor desires to amend the Plan;

         NOW, THEREFORE, the Sponsor adopts the following amendment to the Plan effective as of February 15, 2001:

I. Exhibit B to the Plan shall be amended by restating paragraph (b) under the definition of "Actuarial Equivalent" to read as follows:

         (2) For Early Retirement, Disability Retirement and Deferred Vested Retirement, a Participant's Accrued Retirement Pension will be reduced by 3% for each full year (pro-rated to 1/4% per month) that benefits commence prior to his Normal Retirement Date.

II.      In all other respects, the Plan shall remain unchanged.


         IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed as of this 16th day of February, 2001.

                                        HUFFY CORPORATION

                                        By:
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                                        Title:
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